UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 14, 2008
                                  ____________
                Date of Report (Date of earliest event reported)


                            MAINLAND RESOURCES, INC.
                            ________________________
             (Exact name of registrant as specified in its charter)

          NEVADA                        000-52782                 90-0335743
          ______                        _________                 __________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

        17314 STATE HIGHWAY 249, SUITE 306
        __________________________________
                  HOUSTON, TEXAS                              77064
                  ______________                              _____
     (Address of principal executive offices)               (Zip Code)


                                 (281) 469-5990
                                 ______________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 ______________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on July 14, 2008, the Board of Directors (the "Board") of Mainland Resources, Inc., a Nevada corporation (the "Company"), authorized the execution of a letter venture agreement (the "Agreement") between the Company and Petrohawk Energy Corporation ("Petrohawk") relating to the joint development of acreage of the Company's properties in DeSoto Parish, Lousiana. In accordance with the terms and provisions of the Agreement: (i) Petrohawk agrees to pay 100% of the costs of development associated with the first well drilled below the
Cotton Valley Formation, including drilling, completing and fracture stimulating, as well as costs up to and including pipeline connection; (ii) Petrohawk agrees to pay 80% and the Company agrees to pay 20% of all costs of the second well drilled below the base of the Cotton Valley Formation; and
(iii) Petrohawk agrees to pay 60% and the Company will pay 40% of all costs of the third well drilled below the base of the Cotton Valley Formation.

In accordance with the further terms and provisions of the Agreement, the Company will transfer 60% of its leases in the DeSoto Parish to Petrohawk at closing, but only as such leases relate to all depths below the base of the Cotton Valley Formation and specifically the Haynesville Shale. Petrohawk further agrees to gather and market the Company's production from above the base of the Cotton Valley Formation pursuant to a mutually acceptable agreement.

The Agreement is subject to due diligence to be conducted by Petrohawk. As of the date of this Current Report, the Company anticipates the closing of the transaction no later than July 31, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1 Letter Agreement dated July 14, 2008 between Mainland Resources Inc. and Petrohawk Energy Corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAINLAND RESOURCES, INC.

DATE:  JULY 17, 2008                   /s/ MICHAEL J. NEWPORT
                                       ___________________________________
                                       NAME: MICHAEL J. NEWPORT
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER